SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this ___ day of ____________ 2006 by and among Aero Grow International, Inc., a Nevada corporation (the “Company”) and the investor identified on the signature page to this Agreement which Agreement is one of like agreements with other investors participating in an offering of securities described herein (the “Investors” and individually an “Investor”).

RECITALS

WHEREAS, upon the terms and conditions and subject to the provisions hereinafter set forth, the Company desires to issue and sell and each Investor desires to purchase, units (“Units”), each unit consisting of one share of common stock (“Common Stock”) and one common stock purchase warrant (“Warrant”) which will be exercisable for one share of Common Stock (“Warrant Share” or “Warrant Shares”). The Unit price will be $5.00. The Warrants will be exercisable for five years from the Closing Date at an exercise price of $6.25 per share. The offering of the Units is being made on a “$5,000,000 minimum and $12,000,000 maximum, best efforts basis.” There will be one closing of the offering. The Warrants will be in substantially the form attached to this Agreement as Exhibit A. The Common Stock and the Warrants and the common stock issuable upon exercise thereof are collectively referred to herein as the “Securities.”

Whereas, the offering is being made through Keating Securities LLC (“Keating”) and other broker-dealers, foreign banks, dealers and institutions selected by Keating (“Participating Agents”). Keating and the Participating Agents will receive cash compensation from the Company, and Keating will be issued placement agent warrants (“Agent Warrants”) as more fully described in the Private Place Memorandum dated as of February 6, 2006 (“Memorandum”).

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Accredited Investors. This offering is limited to accredited investors (whether residents or entities within or without the United States) as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), Regulation D and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon certain exemptions including, without limitation, the exemptions under Sections 3(b), 4(2) and/or 4(6) of the Securities Act, Regulation S promulgated under the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

2. Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Investor, the Units, in the manner set forth in Section 2 hereof, in the number set forth on the signature page hereto, at $5.00 per Unit (the “Purchase Price”). The Units are offered for sale in a private placement in accordance with the terms set forth in the Memorandum, as amended or supplemented from time to time, which has been delivered to each Investor and of which the Investor acknowledges receipt. The Common Stock and Warrants shall have the terms as set forth in the Memorandum, in this Agreement and in Exhibit A. In the event of any inconsistency between the terms of the Common Stock and Warrants set forth herein and in the exhibits hereto and the terms set forth in the Memorandum, the terms contained herein and in the exhibit hereto shall supercede and be controlling.

3. Terms of Purchase and Sale of the Common Stock. The closing of the transactions contemplated hereby (the “Closing”) shall take place on or before the second full business day after the Notice Date (as such term is defined in the Placement Agreement dated as of February 6, 2006 (the “Placement Agreement”), between the Company and Keating Securities, LLC (the “Placement Agent”)), at the offices of the Placement Agent, or at such other time and place as the Company and the Placement Agent may agree upon. Contemporaneously with the delivery of this Agreement, each Investor shall deliver to Steele Street State Bank, Denver, Colorado (the “Escrow Agent”) the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company and/or the Placement Agent. At the Closing, the Escrow Agent shall deliver to the Company the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Escrow Agent by the Company and the Placement Agent. As soon as reasonably practicable following Closing, the Company shall deliver to each Investor the duly executed certificates representing the Common Stock and Warrants, each registered in the name of the Investor. Notwithstanding the foregoing, the obligations of the Company and each Investor hereunder are subject to the Company’s receipt of aggregate subscriptions for a minimum of $5,000,000 in aggregate gross proceeds for the Units on or prior to March 1, 2006 (or such closing date as may be agreed by the Company and the Placement Agent), which date may be extended by the Company and the Placement Agent up to 30 additional days, without notice to the Investor. The subscription funds will be held in an Escrow Account maintained by the Escrow Agent under the name Keating - AeroGrow Escrow Account (Account Number 10003975). Prior to the earlier of the Closing or the termination date of the Offering, the subscription account will be held in a non-interest bearing segregate account, subject to the terms and conditions herein and a separate escrow agreement among Keating, the Company and Escrow Agent.

The Company and Keating have the right to reject this subscription, in whole or in part for any reason and at any time prior to the Closing, notwithstanding prior receipt by the Investor of notice of acceptance of the Investor’s subscription. In the event the Investor’s subscription is rejected, which may be for any reason, the subscription payment will be returned promptly to the Investor, without interest or deduction, and this Subscription Agreement will have no force or effect. The Units subscribed for herein will not be deemed issued to or owned by the Investor until one copy of this Subscription Agreement has been executed by the Investor and countersigned by the Company, and the Closing with respect to the Investor’s subscription has occurred.

4. Representations and Warranties of the Company. In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor the following:

4.1 Authority. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company is a registered foreign corporation in all other jurisdictions in which it is either required to be registered or where the failure to be registered would have a material adverse effect on the operations or assets of the Company. The Company has all requisite right, power, and authority to execute, deliver and perform this Agreement, the Warrants, the Placement Agreement, Agent Warrants and Escrow Agreement. The Company has the requisite authorized capital and the power and authority, without shareholder approval, and taken action to issue the shares of Common Stock included in the Units and, to issue, upon exercise of the Warrants and Agent Warrants in accordance with the terms of such agreements, the shares of Common Stock underlying such warrants, and all of such shares of Common stock, when issued, will be deemed fully paid and non-accessible at the time of issuance.

4.2 Subsidiary. The Company has no direct or indirect subsidiaries.

4.3 Enforceability. The execution, delivery, and performance of this Agreement, the Warrants, the Placement Agreement, the Agent Warrants and the Escrow Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement, the Warrants, the Placement Agreement, the Agent Warrants and the Escrow Agreement have been duly executed and delivered by the Company, and, upon their execution by the Investor, shall constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with the respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.4 No Violations. The execution, delivery, and performance of this Agreement, the Warrants, the Placement Agreement, the Agent Warrants and the Escrow Agreement by the Company do not and will not violate or conflict with any provision of the Company’s Articles of Incorporation or Bylaws and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof. Assuming the accuracy of the representations and warranties of the Investor and all other purchasers of the Common Stock in the offering contemplated by the Placement Agreement, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act and any applicable state securities laws (the “State Acts”).

4.5 Capitalization. The authorized capital stock of the Company consists of: (i) 75,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value of $0.001 (“Preferred Stock”). Immediately prior to the Closing, the Company will have 6,270,740 shares of Common Stock issued and outstanding, and options, warrants, convertible securities and commitments outstanding to purchase an aggregate of 2,717,546 shares of Common Stock, provided, however, that the foregoing includes conversions of certain convertible notes of the Company only though January 31, 2006.

4.6 Financial Statements. The audited financial statements for fiscal years ended December 31, 2003 and 2004 and unaudited financial statements for the nine-month periods ended September 30, 2004 and 2005, copies of which have been provided to the Investor as part of the Memorandum (collectively, the “Financial Statements”), respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended. Such statements and related notes have been prepared in accord-ance with general-ly accepted accounting principles in the United States applied on a consistent basis and audited in accordance with the standards of the U.S. Public Company Accounting Oversight Board (“PCAOB”), except as expressly noted therein.

4.7 No Material Liabilities. Since September 30, 2005, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on their respective balance sheets as of September 30, 2005, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company (a “Material Adverse Effect”) or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

4.8 No Disputes Against the Company. Except as disclosed in this Memorandum, there is no material pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

4.9 Approvals. (i) The execution, delivery, and performance by the Company of this Agreement and the Warrants, the Agent Warrants, the Placement Agreement and the Escrow Agreement, (ii) the offer and sale of the Common Stock and Warrants, and (iii) the issuance of the Common Stock and the Warrant Shares upon due exercise of the Warrants require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

4.10 Compliance. Except as set forth in the Memorandum, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator, or governmental body, or (iii) is not or has not been in violation of any statute, rule, or regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

4.11 Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with its business as described in the Memorandum and which the failure to have such rights could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. Except as set forth in this Memorandum, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

4.12 Transactions With Affiliates and Employees. Except as set forth in the Memorandum, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

4.13 Internal Accounting Controls. The Company maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities .

4.14 Certain Fees. Except as may be due to the Placement Agent (and Participating Agents approved by the Placement Agent) from the Company under the Placement Agreement and except for an advisory fee of $350,000 payable to Placement Agent in connection with advisory services rendered in connection with the Merger (as defined herein) which advisory fee is payable only if a minimum of $10,000,000 of gross proceeds are raised in the offering, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any Placement Agent (or Participating Agent) fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section 4 that may be due in connection with the transactions contemplated by this Agreement.

4.15 Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Common Stock and Warrants by the Company to the Investor hereunder.

4.16 Investment Company. The Company is not, and is not an “affiliate” of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.17 No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by this Agreement on terms that differ from those set forth in this Agreement.

4.18 Disclosure. All disclosure provided to the Investor regarding the Company, its businesses and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5. Reserved.

6. Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

6.1 Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

6.2 Enforceability. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership, corporate or entity action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

6.3 No Violations. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

6.4 Knowledge of Investment and its Risks. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor’s investment in the Common Stock and Warrants. The Investor is an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself and bear the economic risk of the Investor’s investment, including the complete loss thereof. Investor has a preexisting personal or business relationship with the Company or one or more of its officers, directors or other persons in control of the Company, or Investor has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock and the Warrants. If an entity, the Investor has not been organized for the purpose of acquiring Common Stock and Warrants. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor’s entire investment in the Company.

6.5 Investment Intent. The Investor hereby represents and warrants that (i) the Common Stock and Warrants are being acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Common Stock or Warrants, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Common Stock or Warrants within the meaning of the Securities Act, (ii) the Common Stock and Warrants are being acquired in the ordinary course of the Investor’s business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Common Stock or Warrants. The Investor is not purchasing the Common Stock and Warrants as a result of any advertisement, article, notice or other communication regarding the Common Stock or Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6.6 Investor Status. Whether or not the Investor is a United States resident, the Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor’s Questionnaire, a copy of which is attached hereto as Exhibit B, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act. The Investor has provided or will provide prior to the Closing, a United States tax identification number or a completed and signed copy of a W-8 United States Tax Form.

6.7 Disclosure. The Investor has reviewed information provided by the Company in connection with the decision to purchase the Common Stock and Warrants, consisting of the Company’s Memorandum which includes the Financial Statements. The Company has provided the Investor with all other information that the Investor reasonably has requested in connection with the decision to purchase the Common Stock and Warrants and is readily available to the Company and does not breach any confidentiality agreements or other restrictions and is not a trade secret of the Company. The Investor further represents that the Investor has had an opportunity to ask questions and receive adequate answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

6.8 No Registration. The Investor understands that Investor may be required to bear the economic risk of Investor’s investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Common Stock and Warrants has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Common Stock, the Warrants, and the Warrant Shares (collectively, the “Securities”) must be held by the Investor indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the registration rights provisions in this Agreement, the Company is under no obligation to register any of the Securities on the Investor’s behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

6.9 Transfer Restrictions. The Investor will not transfer any of the Securities unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the instruments or certificates evidencing the Securities will bear appropriate legends indicating such transfer restrictions placed upon the Securities, (ii) the Company shall have no obligation to honor transfers of any of the Securities in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

6.10 Principal Address. The Investor’s principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

7. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement and any other documents delivered in connection herewith (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other purchaser of the Common Stock and Warrants, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of the Common Stock and Warrants under any Transaction Document. The decision of the Investor to purchase the Common Stock and Warrants pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of the Common Stock and Warrants. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of the Common Stock and Warrants pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of the Common Stock and Warrants are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of the Common Stock and Warrants has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of the Common Stock and Warrants will be acting as agent of the Investor in connection with monitoring its investment in the Common Stock and Warrants or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of the Common Stock and Warrants to be joined as an additional party in any proceeding for such purpose.

8. Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Securities without complying with the provisions hereof and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Securities in a transaction not subject to the prospectus delivery requirement).

9. Merger Agreement and Related Matters.

9.1 Merger. As a condition to Closing, the Company shall have completed the transactions under a certain Agreement and Plan of Merger (“Merger Agreement”) entered into by and among the Company and Wentworth I, Inc. (“Wentworth”), a Delaware corporation, and dated as of January 12, 2006. Pursuant to the Merger Agreement the Company intends to complete a business combination transaction by means of a merger (“Merger”) between itself and Wentworth in which Wentworth will merge with the Company and the Company will be the surviving entity, through an exchange of all the issued and outstanding shares of common and preferred stock of Wentworth for shares of the Company’s Common Stock. A copy of the Merger Agreement has been made available to the Investor.

9.2 Covenant Not to Sue. From and after the Closing, the Investor agrees, on behalf of itself and its officers, directors, shareholders and affiliates, that none of the Investor or its officers, directors, shareholders and affiliates will assert, or assist in the assertion of, any claim or action before any federal, state, local or foreign judicial, arbitration, administrative, executive or other type of body or tribunal against the officers, directors and advisors of Wentworth in such positions prior to completion of the Merger and each of their respective affiliates, subsidiaries, partners, successors and assigns and all of their respective employees, officers, directors, agents and representatives (collectively, “Wentworth Persons”) that is based in whole or in part on their actions as an officer, director or advisor of Wentworth or by reason of their conduct in respect of the business of Wentworth, unless such claim or action is based on the gross negligence or commission of fraud. The grants of immunity set forth in this section (i) are irrevocable, (ii) shall survive indefinitely, and (iii) are binding on all successors and assigns of the Investor.

9.3 Release. The Investor hereby agrees to unconditionally and irrevocably release, exonerate, acquit and discharge the Wentworth Persons, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, executions, claims, demands, counterclaims, rights to damages and liabilities (collectively, “Claims”), that the Investor ever had, now has, or hereafter might, can or shall have against Wentworth Persons under statute, common law or otherwise, for or by reason of any matter, cause or thing whatsoever from the beginning of the world to, and including, the date of the consummation of the Merger, other than Claims that are for gross negligence or the commission of fraud as an officer, director or advisor in their conduct of the business of Wentworth.

9.4 Third Party Beneficiaries. The Wentworth Persons are third-party beneficiaries with respect to this Section 9 and may enforce the foregoing provisions as if they were a signatory hereto.

10. Registration of the Shares; Compliance with the Securities Act.

10.1 Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investor after prompt request from the Company to the Investor to provide such information, prepare and file with the SEC, within 45 days after the Closing Date, a registration statement (the “Registration Statement”) to enable the resale of the shares of Common Stock sold in the Offering and the shares of Common Stock underlying the Warrants (collectively the “Registrable Securities”) by the Investors from time to time through a securities exchange, the automated quotation system of the Nasdaq National Market or Nasdaq Capital Markets, in the Over-the-Counter Bulletin Board, the Pink Sheets or in privately-negotiated transactions;

(b) subject to receipt of necessary information from the Investor after prompt request from the Company to the Investor to provide such information, use its reasonable commercial efforts to cause the Registration Statement to become effective on or prior to the 150th day after the Closing Date (the “Effective Date”);

(c) use its reasonable commercial efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Registrable Securities , the earlier of (i)  the date on which the Investor may sell all the Registrable Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (ii) such time as all the Registrable Securities purchased by such Investor in this Offering have been sold pursuant to a registration statement. Notwithstanding the foregoing, if any Investor is not able to immediately, freely resell all Registrable Securities that it owns, the Company will continue to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for such period as is necessary;

(d) furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its reasonable commercial efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 10.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 10.1 (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorney fees of the Investor) and the registration of the Registrable Securities pursuant to the Registration Statement; and

(g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable commercial efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Registrable Securities and certain other securities of the Company issuable in connection with the private offering of debt securities during the period commencing July 2005 and ending September 2005, the Agent Warrants and securities to be issued to the stockholders of Wentworth in the Merger. In no event at any time before the Registration Statement becomes effective with respect to the Registrable Securities shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

The Plan of Distribution section of the Registration Statement shall be approved by the Placement Agent on behalf of the Investors whose Registrable Securities are to be included in the Registration Statement. If the Placement Agent, after being provided a copy of the Registration Statement as to be filed, does not respond or make comments to the Plan of Distribution section within five business days, then the form of Plan of Distribution as submitted shall be deemed approved.

10.2 Transfer of Registrable Securities After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 10.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 10.2(b) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 10.2(b) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable commercial efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 10.2(b) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any of the Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable commercial efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section  10.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 10.2, the Investor shall not be prohibited from selling the Registrable Securities under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the written opinion of counsel of the Company, the sale of the Registrable Securities under the Registration Statement in reliance on this Section 10.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell the Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such the Registrable Securities. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

(f) In the event of a sale of the Registrable Securities by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent such documentation as is reasonably necessary so that the Registrable Securities may be properly transferred.

10.3 Indemnification. For the purpose of this Section 10.3:

(a) the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

(b) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 10.1; and

(c) the term “Untrue Statement” means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) the Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any Untrue Statement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended or supplemented from time to time, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 10.2 hereof respecting sale of the Registrable Securities or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

(e) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 10.2 hereof respecting sale of the Registrable Securities, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor’s aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Registrable Securities.

(f) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 10.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 10.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 10.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(g) If the indemnification provided for in this Section 10.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Shareholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of the Registrable Securities to which such loss relates and shall not be joint with any other Selling Shareholders.

(h) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 10.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 10.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 10.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 10.3 and further agree not to attempt to assert any such defense.

10.4 Termination of Conditions and Obligations. The conditions precedent imposed by this Section 10 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

10.5 Information Available. So long as the Registration Statement is effective covering the resale of the Registrable Securities owned by the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-KSB and (iii) its Quarterly Reports on Form 10-QSB (the foregoing, in each case, excluding exhibits);

(b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 10.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

10.6 Legend; Restrictions on Transfer. The certificate or certificates for the Registrable Securities (and any securities issued in respect of or exchange for the Registrable Securities) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Company and the Investor acknowledge and agree that the Investor may, as permitted by law, from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Registrable Securities and, if required under the terms of such arrangement, Investor may, as permitted by law, transfer pledged or secured Registrable Securities to the pledgees or secured parties. So long as Investor is not an affiliate of the Company, such a pledge or transfer would not be subject to approval or consent of the Company, provided that, upon the request of the Company, a legal opinion of legal counsel to the pledgee, secured party or pledgor shall be obtained. At the Investor’s expense, so long as the Registrable Securities are subject to the legend required by this Section 10.6, the Company will use its reasonable commercial efforts to execute and deliver such reasonable documentation as a pledgee or secured party of Registrable Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities including such amendments or supplements to the Registration Statement and Prospectus as may be reasonably required. The foregoing does not affect Investor’s obligations pursuant to Section 10.2(a).

10.7 Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 10.1 and 10.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 45 days after the Closing Date (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to the 150th day after the Closing Date (such an event, an “Effectiveness Default”); and/or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor for any continuous period that exceeds 30 days or for one or more period that exceeds in the aggregate 60 days in any 12-month period (such an event, a “Suspension Default” and together with a Filing Default and an Effectiveness Default, a “Registration Default”). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30-day period of a Registration Default, an amount equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement up to a maximum of 18% of the aggregate purchase price paid by the Investor, provided that Liquidation Damages in respect of a Suspension Default shall not be payable in relation to any Registrable Securities not owned by the Investor at the time of the Suspension Default and, provided further, that no Liquidated Damages are due in respect of the Warrants. In the event of a Filing Default or an Effectiveness Default, the Liquidated Damages shall be paid by the issuance of additional Common Stock at the rate of the amount of the Liquidated Damages due divided by $2.00 (“Penalty Shares”). To the extent any Penalty Shares are issued or may be issuable, the Penalty Shares shall be included in the Registration Statement. In the event of a Suspension Default, the Liquidated Damages shall be paid in cash. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 46th day after the Closing Date, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 150th day after the Closing Date and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 10.2. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

11. Indemnification of Investor. In addition to the indemnity provided in the registration rights provisions of this Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

12. Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

13. Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Common Stock and Warrants.

14. Entire Agreement; No Oral Modification. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

15. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The execution of this Agreement may be evidenced by facsimile or electronic signature, and such signature shall for all purposes be treated as an original signature of such party.

17. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Colorado, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Colorado, or in the United States District Court located in Denver, Colorado and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

18. Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the non-prevailing party shall pay upon demand reasonable attorneys’ fees in addition to any other remedy.

19. Notices. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 900 28th Street, Suite 201, Boulder, CO 80303, Attention: CEO, telephone number: (303) 444-7755, fax number: (303) 444-0406.

20. Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[Signature on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

AERO GROW INTERNATIONAL, INC.
a Nevada corporation

By: __________________________
Michael Bissonnette, CEO

[INVESTOR SIGNATURE PAGE FOLLOWS]

[INVESTOR SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

INVESTOR (for Entities, Trusts and IRAs):	INVESTOR (for Individuals):

___________________________________	____________________________________
Print Name of Entity (full legal name)	Print Name of Individual (full legal name)

By: _________________________________	________________________________
Signature of Authorized Person	Signature

____________________________________
Print Name and Title

____________________________________	____________________________________
____________________________________	____________________________________
____________________________________	____________________________________
Executive Office Address	Principal Residence Address
____________________________________
IRS Tax Identification No.	IRS Tax Identification No.

____________________________________	____________________________________
Telephone Number	Telephone Number

____________________________________	____________________________________
Fax Number	Fax Number

____________________________________	____________________________________
E-mail Address	E-mail Address

Number of Units subscribed to (Minimum 5,000 Units): ____________

Subscription Amount: Number of Units subscribed to multiplied by $5.00 = $__________

INSTRUCTIONS TO INVESTORS:

Subscription Documents:

Please send the completed and signed Subscription Agreement, Investor Questionnaire, NASD Questionnaire and, if you are a non-U.S. person, a Form W-8, to the following person:

Keating Securities, LLC 5251 DTC Parkway, Suite 1090 Greenwood Village, CO 80111 Attn: Kelley Boland, Operations Associate (720) 489-4914 (303) 728-3538 telecopy kb@keatinginvestments.com e-mail

Payment of Funds:

All wire transfers of subscription funds should be sent to the Escrow Account. All subscribers' checks should be made payable to “Keating - AeroGrow Escrow Account” and sent directly to the Escrow Agent. The deposit and wire instructions for the Escrow Account are as follows:

Steele Street State Bank
88 Steele Street, Suite 50
Denver, CO 80206
Attn: Jason Flynn
For Benefit to: Keating - AeroGrow Escrow Account
Account #: 10003975

Wire Instructions:
Receiving Bank Name:	Wells Fargo Bank, N.A.
Receiving Bank ABA#:	121000248
Receiving Bank City/State:	San Francisco, CA
Beneficiary:	Steele Street State Bank
Beneficiary’s Account #:	4100059286
For Further Benefit to:	Keating-AeroGrow Escrow Account
Account #:	10003975

EXHIBIT A - COMMON STOCK PURCHASE WARRANT

EXHIBIT B - INVESTOR QUESTIONNAIRE

EXHIBIT C - NASD QUESTIONNAIRE